THE SWISS
                                ----------------
                                    HELVETIA
                                ----------------
                                   FUND, INC.
                                ----------------
                                   www.swz.com

                                    A SWISS
                                  INVESTMENTS
                                      FUND

                          THE SWISS HELVETIA FUND, INC.

                                EXECUTIVE OFFICES
                          The Swiss Helvetia Fund, Inc.
                                630 Fifth Avenue
                                    Suite 915
                          New York, New York 10111-0001
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com

QUARTERLY REPORT
FOR THE PERIOD ENDED
SEPTEMBER 30, 2000

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Eric R. Gabus
VICE CHAIRMAN (NON OFFICER)

Alexandre de Takacsy
DIRECTOR

Claude Frey
DIRECTOR

Baron Hottinger
DIRECTOR

Claude Mosseri-Marlio
DIRECTOR

Didier Pineau-Valencienne
DIRECTOR

Stephen K. West, Esq.
DIRECTOR

Samuel B. Witt III, Esq.
DIRECTOR

Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER

Rudolf Millisits
SENIOR VICE PRESIDENT

Philippe Comby
VICE PRESIDENT

Sharon Kanovsky
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT AND TREASURER

Paul R. Brenner, Esq.
SECRETARY

The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.


INVESTMENT ADVISOR
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
PFPC,Inc.
(800) 331-1710

LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 18.

                                        1
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders

ECONOMIC DEVELOPMENTS IN THE THIRD QUARTER OF 2000.

     Switzerland's nominal GDP year-on-year growth rate held steady at +3.8% during the third quarter. As inflation has been picking up slightly throughout Europe and the U.S., however, real GDP growth rates have ticked downward a bit. With lower inflation, Switzerland's real GDP growth of +1.5% is a positive development especially when compared to pan-Europe's meager +0.8% real GDP growth rate.

[GRAPH OMITTED]
PLOT POINTS FOLLOW
                          SWITZERLAND NOMINAL, REAL GDP
                          GROWTH AND CPI (%), QUARTERLY

                   Nominal GDP Growth  CPI Yr/Yr   Real GDP Growth
3/31/1996                 0.4              0.9          -0.5
6/30/1996                 0.5              0.7          -0.2
9/30/1996                 0.4              0.6          -0.2
12/31/1996               -0.1              0.8          -0.9
3/31/1997                 0                0.5          -0.5
6/30/1997                 1.4              0.5           0.9
9/30/1997                 2.4              0.4           2
12/31/1997                3                0.4           2.6
3/31/1998                 3.4              0             3.4
6/30/1998                 2.7              0.1           2.6
9/30/1998                 2.2              0.1           2.1
12/31/1998                1.2             -0.2           1.4
3/31/1999                 0.6              0.5           0.1
6/30/1999                 0.8              0.6           0.2
9/30/1999                 1.6              1.2           0.4
12/31/1999                3.1              1.7           1.4
3/31/2000                 3.9              1.5           2.4
6/30/2000                 3.8              1.9           1.9
9/30/00                   3.8              2.3           1.5

     The main reasons for the pick-up of inflation, especially in Europe, are twofold: the steady rise in crude oil prices since 1999 and the weakness of the euro -- which has also had an effect on the Swiss franc/U.S. dollar exchange rate over the past two years.

     Switzerland's downward trending unemployment rate was about 2%, which was even lower than the 4% rate for the heated economy of the U.S. Two other demand side macroeconomic figures for Switzerland -- namely consumer confidence and retail sales -- also continued to show strength, as the chart below shows.

[GRAPH OMITTED]
PLOT POINTS FOLLOW
                            SWISS DEMAND INDICATORS

              Unemployment Rate    Retail Sales
                (Left Scale)       (Left Scale)
1/31/99             3.5               -2.6
2/28/99             3.4                0.9
3/31/99             3.1                9.2
4/30/99             2.9               -2.7
5/31/99             2.7               -3.3
6/30/99             2.6                4.9
7/31/99             2.5                2
8/31/99             2.4                4.8
9/30/99             2.3               -0.1
10/31/99            2.3               -0.7
11/30/99            2.4                5.5
12/31/99            2.5                3.3
1/31/00             2.6                2.9
2/29/00             2.4                5.4
3/31/00             2.3               -0.6
4/30/99             2.1                3.8
5/31/00             1.9                7.8
6/30/00             1.8               -0.6
7/31/00             1.8               -1.1
8/31/00             1.8                4.4
9/30/00             1.7

         Consumer confidence
            (Right Scale)
1/31/99            2
2/28/99            2
3/31/99            2
4/30/99            1
5/31/99            0
6/30/99           -2
7/31/99            1
8/31/99            3
9/30/99            4
10/31/99           5
11/30/99           6.5
12/31/99           8
1/31/00           10
2/29/00           14
3/31/00           18
4/30/99           19
5/31/00           20
6/30/00           19
7/31/00           18
8/31/00           19
9/30/00


CURRENCY FLUCTUATION
     The euro made new lows against the U.S. dollar despite sustained economic growth. Flows of capital into the U.S. dollar were supported by a large number of acquisitions involving European companies bidding up for U.S. assets. High oil prices were another factor providing support for the U.S. dollar. Since the U.S. economy continued on its path of high growth and strong productivity, it was able to reward foreign investors with high rates of return. Any signs of a slowdown in U.S. economic activity might trigger an outflow of foreign money, especially given the comparatively higher valuations for U.S. technology stocks. The problematic U.S. trade deficit does not help matters either.

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                          THE SWISS HELVETIA FUND, INC.
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     On the other side of the Atlantic Ocean,  the euro continued to suffer from a lack of leadership and credibility at the European Central Bank (ECB). The low visibility of ECB monetary policy is due to a perceived lack of independence by European political leaders. This growth of uncertainty has resulted in a build-up in risk premium for the new currency.

     The Swiss franc held up better than the euro against the U.S. dollar, losing only 8.5% versus 12.3% for the euro year-to-date. The Swiss National Bank does not have the same credibility problem as its European counterpart. Swiss monetary authorities did not follow the ECB when it lifted its interest rates in early September, for example. The Swiss franc's three month LIBOR (London Inter Bank Offered Rate) remained relatively unchanged, trading within the 3-4% fluctuation band previously established by the Swiss National Bank. Inflationary pressures also remained subdued in Switzerland because the cost of imported goods declined in general, except for energy costs, as the Swiss franc strengthened against the euro (two-thirds of Switzerland's

[GRAPH OMITTED]
PLOT POINTS FOLLOW

SWISS FRANC VS EURO AND U.S.$

          CHF/Euro   CHF/US$
1/29/99     1.61      1.42
2/26/99     1.6       1.45
3/31/99     1.6       1.48
4/30/99     1.61      1.53
5/31/99     1.59      1.53
6/30/99     1.6       1.55
7/30/99     1.6       1.49
8/31/99     1.6       1.51
9/30/99     1.6       1.5
10/29/99    1.6       1.52
11/30/99    1.6       1.59
12/31/99    1.6       1.59
1/31/00     1.61      1.66
2/29/00     1.61      1.67
3/31/00     1.59      1.67
4/28/00     1.56      1.72
5/31/00     1.58      1.68
6/30/00     1.56      1.63
7/31/00     1.55      1.67
8/31/00     1.55      1.74
9/29/00     1.52      1.72

foreign trade is with euro-zone countries). The Swiss stock market could continue to benefit from Government bond yields which are lower than the bond yields of members of the European Monetary Union.

THE SWISS STOCK MARKET IN REVIEW
     The currency factor has had a profound impact on dollar-based returns of European stocks, and Switzerland's equities markets are no exception. Since
January 1999, for example, the cumulative percentage gains of the Swiss Performance Index in Swiss franc terms (+19.7%) have exceeded the S&P 500 Index (+12.3%). In U.S. dollar terms, however, the SPI's performance has been less impressive. Nevertheless, the performance of the Swiss market for the first three quarters of this year was superior to its European peers in both local and U.S. dollar terms, and to the Dow Jones Industrial Average in U.S. dollar terms.

--------------------------------------------------------------------------------
                        GLOBAL EQUITY INDEX PERFORMANCES
                            YEAR-TO-DATE (TO 9/30/00)
--------------------------------------------------------------------------------
                                                 U.S.$
 INDEX                                  LOCAL    TERMS
--------------------------------------------------------------------------------
 DOW JONES INDUSTRIALS -- U.S.          -7.4%    -7.4%
--------------------------------------------------------------------------------
 S&P 500 -- U.S.                        -2.2%    -2.2%
--------------------------------------------------------------------------------
 NASD COMPOSITE -- U.S.                 -9.7%    -9.7%
--------------------------------------------------------------------------------
 FTSE 100 -- U.K.                       -9.2%   -18.0%
--------------------------------------------------------------------------------
 CAC 40 -- FRANCE                        5.2%    -7.3%
--------------------------------------------------------------------------------
 DAX INDEX -- GERMANY                   -2.3%   -14.8%
--------------------------------------------------------------------------------
 IBEX INDEX -- SPAIN                    -5.9%   -18.4%
--------------------------------------------------------------------------------
 MIB30 INDEX -- ITALY                    5.4%    -7.1%
--------------------------------------------------------------------------------
 AEXINDEX -- NETHERLANDS                -1.5%   -14.0%
--------------------------------------------------------------------------------
 SPI INDEX -- SWISS                      8.0%    -3.1%
--------------------------------------------------------------------------------

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     The Swiss Helvetia Fund benefited from its dual investment strategy of exposure to fast growing mid- and small-cap companies which tend to be less liquid than large-cap companies, as well as to allocations to the more defensive large-cap blue chip sectors (characterized by lower volatility, greater liq-uidity and higher earnings visibility). The Fund outperformed its benchmark, Swiss Performance Index, with a year-to-date NAV return of 12.44% versus 7.98% (in Swiss franc

--------------------------------------------------------------------------------
                         SWISS EQUITY INDEX COMPARISONS
                            YEAR-TO-DATE (TO 9/30/00)
--------------------------------------------------------------------------------
 INDEX                                 LOCAL   $ TERMS
--------------------------------------------------------------------------------
 SPI INDEX                              8.0%    -3.1%
--------------------------------------------------------------------------------
 SPISMC INDEX                          27.38%   37.4%
--------------------------------------------------------------------------------
 SWISS HELVETIA NAV                    12.4%     3.8%
--------------------------------------------------------------------------------
 SWISS HELVETIA MARKET PRICE           11.6%     3.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SPI PERFORMANCE BY SECTORS IN LOCAL CURRENCY FOR THE THIRD QUARTER.
--------------------------------------------------------------------------------
 SWISS PERFORMANCE INDEX                         +2.46%
--------------------------------------------------------------------------------
 MISCELLANEOUS INDUSTRIALS                      +18.13%
--------------------------------------------------------------------------------
 FOOD                                            +9.80%
--------------------------------------------------------------------------------
 INSURANCE                                       +4.80%
--------------------------------------------------------------------------------
 UTILITIES                                       +4.13%
--------------------------------------------------------------------------------
 CHEMICALS AND PHARMACEUTICALS                   +1.79%
--------------------------------------------------------------------------------
 MACHINERY                                       +1.32%
--------------------------------------------------------------------------------
 ELECTRONICS AND ELECTRICAL ENGINEERING          +0.78%
--------------------------------------------------------------------------------
 BANKS                                           +0.30%
--------------------------------------------------------------------------------
 TRANSPORTATION                                  -0.55%
--------------------------------------------------------------------------------
 RETAILING                                       -0.09%
--------------------------------------------------------------------------------
 MISCELLANEOUS SERVICES                          -5.22%
--------------------------------------------------------------------------------
 BUILDING MATERIAL AND CONSTRUCTION              -7.92%
--------------------------------------------------------------------------------

terms). The price per share return for stockholders of the Fund was 3.04% (in U.S. dollar terms) which beat the S&P 500 Index return of -2.22% year-to-date.

     Swiss machinery companies with a growing exposure to the telecommunication sector performed the best during the quarter due to strong earnings and favorable valuations.

      The food sector also performed well mainly due to Nestle's high internal growth rate and operating margins.

     The insurance sector benefited from expectations of a less competitive pricing environment and, like the healthcare sector, from a defensive shift of allocations away from technology shares in the U.S.

     Growth stocks in the mid-cap segment of the market, particularly in the electronics and electrical engineering sector, lived up to market expectations. Nevertheless, this sector was penalized by the negative performance of ABB, still lacking convincing sales growth.

     Cyclical stocks under-performed the market during the third quarter. Specialty chemical stocks and construction & building material stocks were hurt by rising raw material costs and by expectations of a peak in global economic growth.

     On the other side, the so-called defensive stocks performed especially well. Novartis, in particular, delivered results at the top end of market expectations, showing strong performance from its younger products.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     In the miscellaneous services sector, weaker earnings and operating margins posted by Swisscom and weakness in generously valued shares of Adecco, the global leader in staffing services, caused the group to under-perform the SPI.

     The earnings reports in the banking sector exceeded expectations. Among the blue chip bank stocks, there were signs of a turnaround in UBS' fiscal performance. Mid-cap asset management firms, on the other hand, continued to benefit from the healthy trend in asset accumulation, a development that is occurring throughout western Europe.

THE SWISS MARKET INDEX (SMI) READJUSTMENTS
     The final day of the quarter was especially volatile, as twenty-one of the twenty-four members of the SMI (the blue chips oriented index) declined prior to the readjustment of the index weightings for October 1st. The Swiss Exchange decided to increase the number of companies in the SMI index. This readjustment was also designed to add technology stocks into the index for the first time. The new entrants included such technology names as Unaxis Holding AG and Kudelski SA, as well as bank Julius Baer Holding, luxury goods maker Companie Financiere Richemont, and the biotechnology firm Serono SA. Big changes in index weighted portfolios caused the quarter end volatility.

CORPORATE ACTIVITY DURING THE QUARTER
     Swiss companies were very active in mergers and acquisitions during the recent quarter. The primary focus was to secure long-term growth of business rather than cut costs. The market reaction was positive in the majority of cases.

     The main example was the announced acquisition of Paine Webber by UBS at a cost of $10.8 billion. The merger is intended to provide the Swiss financial institution with a strong distribution network in the fast growing market of management of retirement accounts. Later in the quarter, Credit Suisse agreed to buy the U.S. investment banking firm, Donaldson Lufkin & Jenrette, for $13.4 billion in cash and stock, strengthening its investment banking arm.

     Serono, the largest European biotechnology company, successfully priced its global share offering on the New York Stock Exchange. $1.8 billion were raised in the form of bearer shares (Swiss listing) and American Depository Receipts
(ADR). This leaves the door open for acquisitions.

     Novartis received clearance from the Federal Trade Commission for its planned acquisition of Wesley Jessen VisionCare Inc. The company will be incorporated into the Ciba Vision division. The combined entities had pro-forma sales of $1.4 billion and employ 8,900 people. In addition, Novartis

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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

and Astra Zeneca received the green light from the European Commission for the planned merger of their respective agribusiness and agrochemical activities.

     The Swiss mid-sized companies were also very active. Phoenix Mecano expanded its business in the fast growing market of electronic packaging products for mobile phone infrastructure outfitters. Swisslog, the Swiss supply chain solution specialist, has also been busy concluding several acquisitions during the quarter to expand its clients' portfolio and sales force. Unaxis, the provider of components and surface technology for the semiconductor and data storage market, acquired a 56% share of Esec, the Swiss semiconductor equipment manufacturer.

OUTLOOK FOR THE SWISS MARKET
     Management of the Fund believes that its investment strategy should capture much of the future value being created in the Swiss market.

     Mid- and small-cap companies should continue to exhibit above-average earnings growth. Additional gains for some of these companies are also likely due to the consolidation of many industries throughout Europe as many privately held companies go up for sale. Management believes that many Swiss growth companies are well positioned to benefit from foreign investors looking to diversify outside the United States. Many mid- and small-cap companies in Switzerland have long operating histories of consistently positive earnings. The interest they spark stems from their restructuring and their reorientation towards fast growing businesses. They have been able to leverage their traditional know-how into new industries and to benefit from experienced managers with solid international track records. Mid- and small-cap members of the Swiss market are also highly competitive because they have had to compete globally early on, in order to capture business opportunities outside a relatively small domestic market.

     The blue chips should continue to benefit from the defensive posture that pervades the international equities markets, as global growth decelerates slightly and the volatility of key stock indices increases. In addition, the managements of these companies have shown that they are actively expanding their core businesses in order to maintain strong positions in the ever more competitive international scene.

     Overall, the Swiss stock market has a favorable valuation. Due to relatively low interest rates and moderate price-to-earnings multiples, the premium offered to investors holding Swiss equities is higher than in the U.S. and elsewhere in continental Europe.

STOCK REPURCHASE PROGRAM
     During this year, your Board of Directors directed several variations in the rate of purchases under the Fund's Stock Repurchase Program in order to determine the nature and extent of the effect of the Program on the mar-

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

ket discount, accretion to net asset value and the expense ratio. Notwithstanding the inconclusive results, which are summarized below, the Board has determined to continue the Program through this year so long as, in the Board's judgment, it would otherwise be beneficial.

     YEAR TO DATE SUMMARY. From the beginning of 2000 through September 30 and thereafter through November 3, 2000, the Fund repurchased 1,331,800 of its shares out a total of up to 2,000,000 shares authorized for repurchase during 2000 by the Board of Directors under the Fund's Stock Repurchase Program. During this period, the average repurchase price was $13.86 per share at an average discount of 20.44% and the Fund purchased an average of 6,626 shares per trading day. These repurchases increased the Fund's net asset value by $4,514,810 without having had a material adverse effect upon the Fund's expense ratio. The average discount during 2000 through November 3, 2000 was 20.37%.

     TEST PERIODS. Your Board authorized the following test periods during which the rate of purchases was varied. Throughout each of these periods your Board paid careful attention to the discount.

---------------------------------------------------------------------------------------------------------------
  JANUARY 1 - JUNE 6 -- BASE RATE OF PURCHASES (108 TRADING DAYS)
---------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
---------------------------------------------------------------------------------------------------------------
  513,900         16.77% to 24.4%     22.49% - 21.31%      4,758           46,754              10.18%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  JUNE 7 - JULY 7 -- AGGRESSIVE RATE OFPURCHASES (22 TRADING DAYS)
---------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
---------------------------------------------------------------------------------------------------------------
  317,800         18.31% to 21.92%    21.66% - 19.14%      14,445          33,736              42.82%
---------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  JULY 10 - SEPTEMBER 22 -- ALL PURCHASES SUSPENDED (54 TRADING DAYS)
---------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
---------------------------------------------------------------------------------------------------------------
  0               18.36% to 22.44%    19.94% - 22.44%      0               17,007              0%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  SEPTEMBER 25 - OCTOBER 16 -- AGGRESSIVE PURCHASES RESUMED (16 TRADING DAYS)
---------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
---------------------------------------------------------------------------------------------------------------
  500,100         17.23% to 22.05%    21.14% - 17.23%      31,256          49,575              63.04%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  OCTOBER 17 - NOVEMBER 3 -- ALL PURCHASES SUSPENDED (14 TRADING DAYS)
---------------------------------------------------------------------------------------------------------------
                  Discount                                 Average Rate                        % of Average
                  Range               Discount at          of Purchases    Average Trading     Trading Volume
  Shares          During              Beginning and        Per             Volume Per          Due to Fund
  Repurchased     the Period          End of Period        Trading Day     Trading Day         Repurchases
---------------------------------------------------------------------------------------------------------------
  0               17.13% to 20.71%    18.29% - 20.71%      0               20,800              0%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  AGGREGATE TEST PERIOD -- JANUARY 1 - NOVEMBER 3
--------------------------------------------------------------------------------
During  the  period  from  January 1 through  November  3,  the Stock Repurchase
Program:
o resulted in an increase in Net Asset Value of $4,514,810, or $0.19 per share based on the number of shares outstanding on November 3;
o resulted in an increase in the expense ratio of less than $0.01 per share based upon the January 1, 2000 net asset value and the number of shares outstanding on November 3, 2000; and
o through the course of the year, SWZ generated more gains than losses due to the selling of securities for investment purposes.
--------------------------------------------------------------------------------

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     CONCLUSION. Notwithstanding the lack of any sustained impact of the Stock Repurchase Program on the market discount and the inconclusive connection between the Stock Repurchase Program and the amount of the discount, your Board of Directors has determined to continue the Program at least through this year so long as it believes the benefits to stockholders of the accretive effect of the Program on net asset value outweigh any negative effect the Program may have on the Fund's expense ratio and of capital gains that may be realized from sales of portfolio securities to raise cash for repurchases.

Sincerely,

[/S/ SIGNATURE PAUL HOTTINGUER]
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

[/S/ SIGNATURE RODOLPHE HOTTINGER]
Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER

November 3, 2000

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets                                       September 30, 2000
(Unaudited)

                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.7%

BANKS -- 14.9%

 2,210  BANK SARASIN & CIE 2
        REGISTERED SHARES            $ 7,447,783      1.7%
        Specializes in investment
        advisor services and
        portfolio management for
        private and institutional
        customers in Europe. (cost
        $1,858,194)

 3,600  BANQUE CANTONALE VAUDOISE 2
        BEARER SHARES                  1,226,775      0.3
        Attracts deposits and offers
        real estate mortgages and
        commercial loans as well as
        investment counseling and
        portfolio management.
        (cost $1,227,323)

112,000 CREDIT SUISSE GROUP 1,2
        REGISTERED SHARES             20,965,517      4.9
        A global financial services
        institution whose main
        holding is Credit Suisse.
        (cost $7,207,699)

 1,250  JULIUS BAER HOLDINGS LTD.2
        BEARER SHARES                  6,494,494      1.5
        Banking group specializing
        in asset management,
        investment consulting and
        securities trading. (cost
        $1,464,794)

 1,500  OZ HOLDING AG 2
        BEARER SHARES                  1,964,648      0.5
        Provides brokerage and
        banking services,
        specializing in Swiss
        futures and options. (cost
        $1,365,178)


                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

BANKS -- (CONTINUED)

145,000 UBS AG 1,2
        REGISTERED SHARES           $ 19,327,731      4.5%
        Product of the merger of
        Basel-based Swiss Bank Corp.
        and Zurich-based Union Bank
        of Switzerland. The group
        operates globally and has
        three core business units:
        UBS Switzerland, UBS Asset
        management and UBS Warburg.
        (cost $8,314,606)

 2,400  VONTOBEL HOLDING LTD.2
        BEARER SHARES                  6,592,872      1.5
        Provides investment, banking
        and consulting services to
        private and institutional
        customers. (cost $4,344,991)
                                    ---------------------
                                      64,019,820     14.9

BUILDING CONTRACTORS & MATERIALS -- 1.3%

 7,000  GEBERIT AG 2
        REGISTERED SHARES              2,036,511      0.5
        Manufactures and supplies
        water supply pipes and
        fittings, installation
        systems, drainage and
        flushing systems for the
        commercial and residential
        construction markets.
        (cost $1,793,713)

 3,300  HOLDERBANK FINANCIERE GLARUS AG 2
        BEARER SHARES                  3,444,393      0.8
        Large cement producer with
        worldwide operations. (cost
        $2,439,493)
                                    ---------------------
                                       5,480,904      1.3

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                           September 30, 2000
(Unaudited)

                                                    Percent
 No. of                                             of Net
 Shares        Security                  Value      Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

CHEMICALS -- 0.8%

 1,000  BACHEM AG 2
        REGISTERED SHARES            $ 1,952,478      0.5%
        Produces bulk peptides which
        are used in the
        manufacturing of drugs and
        for research purposes. (cost
        $1,980,583)

 4,523  SIKA FINANZ AG 2
        BEARER SHARES                  1,318,498      0.3
        Leading producer of
        construction chemicals.
        (cost $1,132,594)
                                    ----------------------
                                       3,270,976      0.8

ELECTRICAL ENGINEERING & ELECTRONICS -- 17.0%

170,500  ABB LTD.1,2
         The holding company for ABB  16,600,406      3.8
         group which is
         one of the largest
         electrical engineering firms
         in the world. (cost
         $12,586,263)

 1,270  ASCOM HOLDING AG 2
        BEARER SHARES                  4,265,227      1.0
        Manufactures
        telecommunications service
        automation equipment and
        systems, as well as power
        systems. (cost $4,681,819)

 2,645  BELIMO AUTOMATION AG 2
        REGISTERED SHARES              1,187,989      0.3
        World market leader in
        damper and volume control
        actuators for ventilation
        and air conditioning
        equipment. (cost $634,557)


                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

 4,000  DISETRONIC HOLDING AG
        REGISTERED SHARES            $ 4,079,977      0.9%
        Develops, manufactures and
        markets infusion (insulin
        pumps) and injection
        systems. (cost $3,483,780)

 2,400  KUDELSKI SA 2
        BEARER SHARES                  3,678,934      0.8
        Develops, manufactures and
        markets conditional access
        systems and smartcards for
        digital and analog TV. (cost
        $2,590,763)

 9,200  LEICA GEOSYSTEMS AG 2
        REGISTERED SHARES              2,884,497      0.7
        Manufactures surveying and
        mapping equipment. Produces
        devices that capture and
        process spatial data. (cost
        $2,603,601)

11,845  LOGITECH INTERNATIONAL SA 2
        REGISTERED SHARES              3,734,384      0.9
        Manufactures personal
        computer input devices, as
        well as producing
        trackballs, desktop
        publishing programs, and
        related software.
        (cost $759,782)

 5,700  MICRONAS SEMICONDUCTOR
        REGISTERED SHARES              3,039,119      0.7
        Develops and manufactures a
        wide range of semiconductors
        and modules used by the
        telecommunications and
        automotive industries.
        (cost $3,127,679)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                           September 30, 2000
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

 1,108  PHONAK HOLDING AG
        REGISTERED SHARES            $ 3,724,370      0.9%
        Designs and produces
        wireless analog and digital
        hearing aids and
        miniaturized voice
        communications systems.
        (cost $3,458,783)

 4,000  SAIA-BURGESS ELECTRONICS HOLDING AG
        REGISTERED SHARES              1,771,081      0.4
        Develops and produces
        switches, motors and
        programmable control
        devices. The company's
        products are mainly used in
        the automobile, heating &
        air conditioning and
        telecommunications
        industries.
        (cost $975,888)

 3,300  SCHAFFNER HOLDING AG 2
        REGISTERED SHARES                887,395      0.2
        Develops, manufactures and
        markets electrical
        components and test
        equipment in the area of EMC
        (Electro Magnetic
        Compatibility).
        (cost $897,050)

22,160  SWISSLOG HOLDING, INC.1,2
        REGISTERED SHARES             13,715,955      3.2
        Provides turnkey delivery of
        automated material handling
        systems, storage, order
        picking and transport
        systems. Delivers its
        systems to production,
        distribution and service
        companies throughout Europe.
        (cost $6,580,614)

 5,068  TECAN AG 2
        REGISTERED SHARES              5,404,300      1.3
        Manufactures and distributes
        components and complete
        solutions for the automation
        of laboratory processes.
        (cost $2,721,991)

                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

 5,800  THE SWATCH GROUP OF SWITZERLAND 2
        BEARER SHARES                $ 8,403,361      1.9%
        Manufactures watches, watch
        components and
        microelectronics. Produces
        machine tools for
        scientific, medical and
        industrial use.
        (cost $4,479,569)
                                   ----------------------
                                      73,376,995     17.0

FOOD & LUXURY GOODS -- 11.7%

   300  LINDT & SPRUNGLI AG 2
        REGISTERED SHARES              1,613,445      0.4
        Major manufacturer of
        premium Swiss chocolates.
        (cost $1,196,399)

23,300  NESTLE AG 1,2
        REGISTERED SHARES             48,611,997     11.3
        Largest food and beverage
        processing company in the
        world. (cost $15,482,950)
                                    ---------------------
                                      50,225,442     11.7

INSURANCE -- 8.6%

 3,000  BALOISE HOLDING 2
        REGISTERED SHARES              2,920,892      0.7
        Medium-sized insurer active
        in all sectors of insurance.
        (cost $169,640)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                           September 30, 2000
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

INSURANCE -- (CONTINUED)

11,200  SCHWEIZERISCHE RUCKVERSICHERUNGS-
        GESELLSCHAFT (SWISS REINSURANCE
        COMPANY)1
        REGISTERED SHARES           $ 21,419,878      5.0%
        Second largest reinsurance
        company in the world. (cost
        $8,187,475)

27,600  ZURICH ALLIED LTD.1,2
        REGISTERED SHARES             12,780,296      2.9
        A large worldwide insurance
        operator. (cost $4,479,814)
                                   ----------------------
                                      37,121,066      8.6

LIFE SCIENCES -- 16.4%

46,000  NOVARTIS LTD.1,2
        REGISTERED SHARES             70,646,190     16.4
        Life science group created
        by the consolidation of
        Sandoz and Ciba-Geigy.
        Manufactures health care
        products for use in a broad
        range of medical fields, as
        well as agricultural
        products. The second largest
        pharmaceutical entity in the
        world.
        (cost $23,707,722)
                                    ---------------------
                                      70,646,190     16.4

MACHINERY -- 2.8%

 9,200  MIKRON HOLDING AG 2
        REGISTERED SHARES              7,624,457      1.8
        Machine tools and milling
        machine producer. (cost
        $3,231,586)

                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

MACHINERY -- (CONTINUED)

 2,000  SCHINDLER HOLDING AG 2
        REGISTERED SHARES            $ 3,076,210      0.7%
        One of the world's largest
        elevator companies and a
        leading Swiss machinery
        enterprise. (cost
        $2,547,610)

 2,500  SULZER AG 2
        REGISTERED SHARES              1,451,753      0.3
        Manufactures and sells
        industrial equipment,
        machinery, and medical
        devices. (cost $1,644,520)

                                    ---------------------
                                      12,152,420      2.8

MISCELLANEOUS INDUSTRIES -- 3.6%

12,000  GRETAG-IMAGING HOLDING AG 2
        REGISTERED SHARES              2,733,121      0.7
        Manufactures image
        processing equipment and
        systems. (cost $1,100,502)

 5,000  HUBER & SUHNER AG 2
        REGISTERED SHARES              4,636,337      1.1
        Manufactures a wide range of
        products, extending from
        cables for energy and
        electrical transmission to
        special products such as
        rubber.
        (cost $1,381,216)

15,000  KOMAX HOLDING AG 2
        REGISTERED SHARES              1,321,356      0.3
        Seller of wire processing
        machines. Most important
        markets are the car
        industry, household
        appliance industry,
        telecommunication industry
        as well as the electronics
        industry.
        (cost $589,052)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                           September 30, 2000
(Unaudited)

                                                   Percent
 No. of                                             of Net
 Shares        Security                  Value      Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

MISCELLANEOUS INDUSTRIES -- (CONTINUED)

 4,800  PHOENIX MECANO AG 2
        BEARER SHARES                $ 3,199,073      0.7%
        Leading Swiss packaging
        manufacturer for the
        mechanical engineering and
        electronics industry. (cost
        $2,725,762)

13,000  UNAXIS HOLDINGS 2
        REGISTERED SHARES              3,631,411      0.8
        Provider of systems and IT
        services, including
        semiconductors, data storage
        and displays, as well as
        surface technology and space
        applications.
        (cost $3,364,408)
                                    ---------------------
                                      15,521,298      3.6

MISCELLANEOUS SERVICES -- 4.4%

10,000  ADECCO SA 2
        BEARER SHARES                  6,490,872      1.5
        Leading personnel and
        temporary employment
        company. (cost $3,281,234)

 2,950  COMPAGNIE FINANCIERE RICHEMONT AG 2
        BEARER SHARES                  8,881,629      2.1
        Investment company with
        principal interests in
        luxury goods and tobacco.
        (cost $2,308,734)

 1,300  PUBLIGROUPE LTD.2
        PARTICIPATION CERTIFICATES       824,978      0.2
        Largest Swiss advertising
        intermediary. (cost
        $248,216)

                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

MISCELLANEOUS SERVICES -- (CONTINUED)

 6,110  THINK TOOLS AG 2
        REGISTERED SHARES            $ 2,829,261      0.6%
        Develops and markets
        decision support software.
        (cost $2,973,982)
                                    ---------------------
                                      19,026,740      4.4

PHARMACEUTICALS -- 13.1%

 6,500  ACTELION LTD.2
        REGISTERED SHARES              3,070,125      0.7
        Develops and markets
        synthetic small-molecule
        drugs against diseases
        related to the endothelium.
        (cost $1,529,506)

 5,000  ROCHE HOLDINGS LTD.1,2
        DIVIDEND RIGHTS CERTIFICATES  44,045,204     10.2
        Worldwide pharmaceutical
        company. (cost $11,106,076)

 7,700  SERONO SA 1,2
        BEARER SHARES                  9,415,821      2.2
        Develops and markets
        biotechnology products.
        (cost $2,017,543)
                                    ---------------------
                                      56,531,150     13.1

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                           September 30, 2000
(Unaudited)

                                                    Percent
 No. of                                             of Net
 Shares        Security                  Value      Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

RETAILERS -- 1.1%

10,000  CHARLES VOEGELE HOLDING AG 2
        BEARER SHARES                $ 1,912,489      0.4%
        Manufactures and markets a
        variety of clothing items
        for men, women and children.
        Operates approximately 385
        retail stores in
        Switzerland, Germany,
        Austria, and the Benelux
        region.
        (cost $1,462,733)

 1,500  JELMOLI HOLDING LTD.2
        BEARER SHARES                  2,016,807      0.5
        Operates a network of
        retail/service outlets
        throughout Switzerland,
        including local dry
        cleaners, auto body shops,
        opticians, interior
        decorators, travel agencies,
        restaurants, pharmacies and
        retailers.
        (cost $888,220)

                                                     Percent
 No. of                                              of Net
 Shares        Security                  Value       Assets
--------------------------------------------------------------------------------

RETAILERS -- (CONTINUED)

 4,000  VALORA HOLDING AG 2
        REGISTERED SHARES           $    850,768      0.2%
        Operates restaurants, food
        vending machines and
        specialty retail stores.
        (cost $873,534)
                                    ----------------------
                                       4,780,064      1.1

        TOTAL COMMON STOCKS
        (Cost $179,209,741)         $412,153,065     95.7%

        OTHER ASSETS IN EXCESS OF
        LIABILITIES                   18,529,004      4.3
                                    ---------------------

        NET ASSETS APPLICABLE TO 23,757,537
        SHARES OF COMMON STOCK
        OUTSTANDING                 $430,682,069    100.0%
                                    =====================
        NET ASSET VALUE PER SHARE
        ($430,682,069 (DIVIDE)
        23,757,537)                       $18.13
                                          ======

--------------------------------------------------------------------------------
1 ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
2 NON-INCOME  PRODUCING  SECURITY FOR THE THREE MONTH PERIOD ENDED SEPTEMBER 30,
  2000.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Proxy Results (Unaudited)

At the Annual Meeting of Stockholders, held on May 19, 2000, the shares voted on the three proposals presented to the stockholders were as follows:

1. TO ELECT THREE DIRECTORS.

                                                 WITHHELD/
                                   FOR          ABSTENTIONS
                               ----------       -----------
Paul Hottinguer                19,147,093        2,825,916
Claude Mosseri-Marlio          19,135,550        2,837,459
Stephen K.West, Esq.           19,125,233        2,847,776

The following persons continue as Directors of the Fund: Eric R. Gabus, Alexandre de Takacsy and Claude W. Frey (Terms expire in 2001); and The Baron Hottinger, Didier Pineau-Valencienne and Samuel B. Witt, III, Esq. (Terms expire in 2002).

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC AUDITORS OF THE FUND.

                                                     WITHHELD/         BROKER
                    FOR            AGAINST         ABSTENTIONS        NO-VOTE
                ----------        ----------      -------------     ----------
                19,353,425         131,669          2,487,913            2

3. TO CONSIDER A STOCKHOLDER ADVISORY PROPOSAL FOR THE BOARD OFDIRECTORS TO TAKE THE STEPS NECESSARY TO CONVERT THE FUND TO AN OPEN-END FUND.

                                                     WITHHELD/         BROKER
                    FOR            AGAINST         ABSTENTIONS        NO-VOTE
                ----------        ----------      -------------     ----------
                6,526,945         8,202,454           533,589        6,710,021

Amendment to By-Laws

At a Board of Directors Meeting held on October 20, 2000, based upon a recommendation of the Nominating Committee, the By-Laws of the Fund were amended to formalize the existing qualification requirements for service on the Board of Directors. The principle underlying the amendment is that the Fund's interests are best served when its Directors have experience in matters relevant to the Fund's investment business. The amendment provides that a nominee have relevant experience and country-specific knowledge. The nominee must also have no conflict with the interests of the Fund or its operations. The exact text of the amendment to the By-Laws has been filed with the Securities and Exchange Commission.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The  Plan  is  designed  to  allow  all   stockholders  an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend.

HOW DOES THE PLAN WORK?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?
     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC, Inc.
     P.O. Box 8030
     Boston, MA 02266-8030
     1-800-331-7710

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